EXHIBIT 10.2


                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of February 4, 2002, by and among I-TRAX, INC., a Delaware corporation (the "Company"), and PALLADIN OPPORTUNITY FUND LLC (the "Purchaser").

         The Company has agreed, on the terms and subject to the conditions set forth in the Purchase Agreement of even date herewith (the "Purchase Agreement"), to issue and sell to the Purchaser a 6% Convertible Senior Debenture substantially in the form attached to the Purchase Agreement as Exhibit A (the "Closing Debenture"), and a Warrant substantially in the form attached to the Purchase Agreement as Exhibit B (the "Closing Warrant"). In connection with such purchase and sale, the Company has granted to the Purchaser an option to purchase an additional debenture (the "Option Debenture") and an additional warrant (the "Option Warrant"), in the forms of Exhibit A and Exhibit B to the Purchase Agreement, respectively. The Closing Debenture and the Option Debenture are together referred to herein as the "Debentures" and the Closing
Warrant and the Option Warrant are together referred to herein as the "Warrants". The Warrants are exercisable into shares (the "Warrant Shares") of the Company's common stock (the "Common Stock"), and the Debentures are convertible into shares (the "Conversion Shares") of Common Stock.

         In order to induce the Purchaser to enter into the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and under applicable state securities laws. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Purchase Agreement or in the Debentures, as the case may be.

         In consideration of the Purchaser entering into the Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.       DEFINITIONS.

         For purposes of this Agreement, the following terms shall have the meanings specified:

                  (a)  "Business   Day"  and  "Closing   Date"  shall  have  the
                  respective meanings specified in the Purchase Agreement;

                  (b) "Holder" means any person owning or having the right to acquire, through exercise of the Warrants or conversion of the Debentures or otherwise, Registrable Securities, including initially the Purchaser and thereafter any permitted assignee thereof;

                  (c) "Effective Date" means the date on which a Registration Statement is declared effective by the Securities and Exchange Commission (the "Commission");

                  (d) "Initial Filing Deadline" means the seventy-fifth (75th) day following the Initial Closing Date;

                  (e) "Initial Registration Deadline" means the one hundred and thirty-fifth (135h) day following the Initial Closing Date;

                  (f) "Initial Registration Statement" means the Registration Statement relating to resales of the Registrable Securities issued or issuable upon the conversion or exercise of the Closing Debenture and Closing Warrant, respectively;

                  (g) "Option Filing Deadline" means the seventy-fifth (75th) day following the Option Closing Date;



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                  (h) "Option  Registration  Deadline" means the one hundred and thirty-fifth (135th) day following the Option Closing Date;

                  (i) "Option Registration Statement" means the Registration Statement relating to resales of the Registrable Securities issued or issuable upon the conversion or exercise of the Option Debenture and Option Warrant, respectively;

                  (j) "Register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act ("Rule 415") or any successor rule providing for the offering of securities on a continuous or delayed basis (a "Registration Statement"), and the declaration or ordering of effectiveness of such registration statement by the Commission;

                  (k) "Registration Period" has the meaning set forth in paragraph 2(c) below; and

                  (l) "Registrable Securities" means the Conversion Shares and the Warrant Shares and any other shares of Common Stock issuable pursuant to the terms of the Warrants or the Debentures, and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the Conversion Shares and the Warrant Shares.

         2.       REGISTRATION.

                  (a) Initial Registration Statement. On or before the Initial Filing Deadline, the Company shall prepare and file with the Commission an Initial Registration Statement on Form SB-2 as a "shelf" registration statement under Rule 415 covering the resale of the number of shares of Registrable Securities equal to the one hundred and fifty percent (150%) of the number of shares of Common Stock issuable on the Initial Closing Date pursuant to the Closing Debenture and the Closing Warrant at the conversion or exercise prices then in effect (without giving effect to any limitation on such conversion or exercise). The Initial Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of shares of Common Stock as may be required to effect conversion of the Closing Debenture and exercise of the Closing Warrant in order to prevent dilution resulting from stock splits, stock dividends or similar events.

                  (b) Option Registration Statement. On or before the Option Filing Deadline, the Company shall prepare and file with the Commission an Option Registration Statement on Form SB-2 as a "shelf" registration statement under Rule 415 covering the resale of the number of shares of Registrable Securities equal to the one hundred and fifty percent (150%) of the number of shares of Common Stock issuable on the Option Closing Date pursuant to the Option Debenture and the Option Warrant at the conversion or exercise prices then in effect (without giving effect to any limitation on such conversion or exercise). The Option Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of shares of Common Stock as may be required to effect conversion of the Option Debenture and exercise of the Option Warrant in order to prevent dilution resulting from stock splits, stock dividends or similar events.

                  (c) Effectiveness. The Company shall use its reasonable best efforts to cause each Registration Statement to become effective as soon as practicable following the filing thereof, but in no event later than the applicable Registration Deadline. The Company shall respond promptly to any and all comments made by the staff of the Commission on a Registration Statement (but in no event later than ten (10) Business Days following the Company's receipt thereof), and shall submit to the Commission, within one (1) Business Day after the Company learns that no review of a Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on the Registration Statement, as the case may be, a request for acceleration of the effectiveness of the Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request. The Company will maintain the effectiveness of each Registration Statement until the earlier to occur of (i) the date on which all of the Registrable Securities eligible for resale thereunder have been publicly sold pursuant to either such Registration Statement or Rule 144 under the Securities Act and (ii) the date on which all of the Registrable Securities remaining to be sold under such Registration Statement (in the reasonable opinion of counsel to



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the Holder)  may be  immediately  sold to the public  without  registration  and without regard to the amount of Registrable Securities which may be sold by a Holder thereof at a given time (the period beginning on the Initial Closing Date and ending on the earlier to occur of (i) or (ii) above being referred to herein as the "Registration Period").

                  (d) Registration Default. If (A) a Registration Statement is not filed on or before the applicable Filing Deadline or declared effective by the Commission on or before the applicable Registration Deadline, (B) after a Registration Statement has been declared effective by the Commission, sales of Registrable Securities cannot be made by a Holder under such Registration Statement for any reason not within the exclusive control of such Holder (other than such Registrable Securities as are then freely saleable pursuant to Rule 144(k) under the Securities Act), or (C) an amendment to a Registration Statement, or a new registration statement, required to be filed pursuant to the terms of paragraph 4(l) below is not filed on or before the date required by such paragraph, (each of (A), (B) and C) being referred to herein as a "Registration Default"), the Conversion Price (and, when and if applicable, each Reset Conversion Price) for the Debentures shall be reduced by a percentage equal to one and one-half percent (1.5%) for each thirty (30) calendar day period in which a Registration Default occurs (prorated for any period of less than thirty calendar days). Such reduction in the Conversion Price (and Reset Conversion Price) shall be in addition to any other remedies available to each Holder at law or in equity or pursuant to the terms hereof or the Purchase Agreement, the Debentures, or otherwise.

                  (e) Availability of Form S-3. In the event that, at any time during which the Company is required pursuant to the terms of this Agreement to file or maintain the effectiveness of a Registration Statement, the Company becomes eligible to utilize Form S-3 for resales of Registrable Securities, it shall use its reasonable best efforts to convert any existing Registration Statement to Form S-3 and/or to file and obtain the effectiveness of a new Registration Statement on Form S-3 covering the amount of Registrable Securities required to be registered hereunder, and such Registration Statement as converted or filed shall be governed by the terms of this Agreement.

         3.       PIGGYBACK REGISTRATION.

                  If at any time prior to the expiration of the Registration Period, (i) the Company proposes to register shares of Common Stock under the Securities Act in connection with the public offering of such shares for cash (a "Proposed Registration") and (ii) a Registration Statement covering the sale of all of the Registrable Securities is not then effective and available for sales thereof by the Holders, the Company shall, at such time, promptly give each Holder written notice of such Proposed Registration. Each Holder shall have ten
(10) Business Days from its receipt of such notice to deliver to the Company a written request specifying the amount of Registrable Securities that such Holder intends to sell and such Holder's intended method of distribution. Upon receipt of such request, the Company shall use its best efforts to cause all Registrable Securities which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to the Holder. If, in connection with any underwritten public offering for the account of the Company or for shareholders of the Company that have contractual rights to require the Company to register shares of Common Stock, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in the judgment of such underwriter(s), marketing or other factors dictate such limitation is necessary to facilitate such offering, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which each Holder has requested inclusion hereunder as such underwriter(s) shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities in the Registration Statement, in proportion to the number of Registrable Securities sought to be included by such Holders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement. Notwithstanding anything to the contrary set forth herein, the registration rights set forth in this Section 3 shall only be available in the event that the Company fails to timely file, obtain effectiveness or maintain effectiveness of any Registration



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Statement to be filed  pursuant to this  Agreement  above for the full amount of
Registrable Securities required by the terms of this Agreement.

4.       OBLIGATIONS OF THE COMPANY.

         In addition to performing its obligations hereunder, including without limitation those pursuant to paragraphs 2(a) and 2(b) above, the Company shall, with respect to each Registration Statement:

                  (a) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act or to maintain the effectiveness of such Registration Statement during the Registration Period, or as may be reasonably requested by a Holder in order to incorporate information concerning such Holder or such Holder's intended method of distribution;

                  (b) in the event that the Common Stock becomes eligible for listing on the American Stock Exchange, the New York Stock Exchange or the Nasdaq National or Small Cap Market, secure the listing of all Registrable Securities on such exchange or market immediately upon such eligibility;

                  (c) furnish to each Holder such number of copies of the prospectus included in such Registration Statement, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of such Holder's Registrable Securities;

                  (d) use all commercially reasonable efforts to register or qualify the Registrable Securities under the securities or "blue sky" laws of such jurisdictions within the United States as shall be reasonably requested from time to time by a Holder, and do any and all other acts or things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

                  (e) in the event of an underwritten public offering of the Registrable Securities, enter into (together with all Holders proposing to distribute Registrable Securities through such underwriting) and perform its obligations under an underwriting agreement, in usual and customary form reasonably acceptable to the Company, with the managing underwriter of such offering;

                  (f) notify each Holder immediately after becoming aware of the occurrence of any event as a result of which the prospectus included in such Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and as promptly as practicable, prepare, file and furnish to each Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, provided that, for not more than five (5) consecutive Business Days (or a total of not more than thirty (30) calendar days in any twelve (12) month period), the Company may delay the disclosure of material non-public information concerning the Company the public disclosure of which at the time is not, in the good faith opinion of the Company in the best interests of the Company and which may, based on the written advice of outside counsel, be delayed under applicable law or regulation (an "Allowed Delay"); provided, further, that the Company shall promptly (i) notify each Holder in writing of the existence of (but in no event, without the prior written consent of such Holder, shall the Company disclose to such Holder any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (ii) advise each Holder in writing to cease all sales under such Registration Statement until the termination of the Allowed Delay;

                  (g) use all commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such



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Registration Statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Holder of the issuance of such order and the resolution thereof;

                  (h) furnish to each Holder, on the date that such Registration Statement becomes effective, (x) a letter, dated such date, of outside counsel representing the Company (and reasonably acceptable to such Holder) addressed to such Holder, confirming the effectiveness of such Registration Statement and, to the knowledge of such counsel, the absence of any stop order, and (y) in the case of an underwriting, (A) a copy of an opinion , dated such date, of such outside counsel, in such form and substance as is required to be given to the underwriters, and (B) a letter addressed to the Holders, dated such date, from the Company's independent certified public accountants, in such form and substance as is required to be given by the Company's independent certified public accountants to such underwriters;

                  (i) provide to the Holder and its representatives the reasonable opportunity to conduct a reasonable inquiry of the Company's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Holder may reasonably request in order to fulfill any due diligence obligation on its part; and

                  (j) permit counsel for the Holder to review such Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the Commission concerning the Holder and/or the transactions contemplated by the Transaction Documents and the Company's responses thereto, within a reasonable period of time prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by the Company); and

                  (k) in the event that, at any time, the number of shares available under such Registration Statement is insufficient to cover 125% of the Registrable Securities eligible for resale thereunder and issuable under the related Debenture and Warrant (such number to be determined using the Conversion Price or Exercise Price in effect on such dates and without regard to any restriction on the ability of a Holder to convert such Holder's Debenture or exercise such Holder's Warrant as of such date) the Company shall promptly amend such Registration Statement or file a new registration statement, in any event as soon as practicable, but not later than the fifteenth (15th) day following notice from such Holder of the occurrence of such event, so that such Registration Statement or such new registration statement, or both, covers no less than 150% of the Registrable Securities eligible for resale thereunder and issuable under the related Debenture and Warrant (such number to be determined using the Conversion Price or Exercise Price in effect on such dates and without regard to any restriction on the ability of a Holder to convert such Debenture or exercise such Warrant as of such date). Any Registration Statement filed pursuant to this paragraph 4 shall state that, to the extent permitted by Rule 416 under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Debentures or exercise of the Warrants in full. Unless and until such amendment or new Registration Statement becomes effective, each Holder shall have the rights described in Section 2 above.

         5.       OBLIGATIONS OF EACH HOLDER.

         In connection with the registration of Registrable Securities pursuant to a Registration Statement, each Holder shall:

                  (a) timely furnish to the Company in writing such information regarding itself and the intended method of disposition of such Registrable Securities as the Company shall reasonably request in order to effect the registration thereof;

                  (b) upon receipt of any notice from the Company of the happening of any event of the kind described in paragraphs 4(f) or 4(g), immediately discontinue any sale or other disposition of such Registrable Securities pursuant to such Registration Statement until the filing of an amendment or supplement as described in paragraph 4(f) or withdrawal of the stop order referred to in paragraph 4(g);


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                  (c)  in  the  event  of  an  underwritten   offering  of  such
Registrable Securities in which such Holder participates, enter into a customary and reasonable underwriting agreement and execute such other documents as the managing underwriter for such offering may reasonably request;

                  (d) to the extent required by applicable law, deliver a prospectus to the purchaser of such Registrable Securities;

                  (e)  notify  the  Company   when  it  has  sold  all  of  such
Registrable Securities theretofore held by it;

                  (f)  promptly  notify  the  Company  in  the  event  that  any information supplied by such Holder in writing for inclusion in such Registration Statement or related prospectus is untrue or omits to state a material fact required to be stated therein or necessary to make such information not misleading in light of the circumstances then existing; and

                  (g) in connection with any underwritten registration hereunder, (i) agree to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agree to pay its pro rata share of all underwriting discounts, commissions and expenses.

         6.       INDEMNIFICATION.

         In the event that any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the officers, directors, employees, agents and representatives of such Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (whether joint or several) (collectively, including legal or other expenses reasonably incurred in connection with investigating or defending same, "Losses"), insofar as any such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Subject to the provisions of paragraph 6(c) below, the Company will reimburse such Holder, and each such officer, director, employee, agent, representative or controlling person for any legal or other expenses as reasonably incurred by any such entity or person in connection with investigating or defending any Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be obligated to indemnify any person for any Loss to the extent that such Loss arises out of or is based upon and in conformity with written information furnished by such person expressly for use in such Registration Statement; and provided, further, that the Company shall not be required to indemnify any person to the extent that any Loss results from such person selling Registrable Securities (i) to a person to whom there was not sent or given, at or prior to the written confirmation of the sale of such shares, a copy of the prospectus, as most recently amended or supplemented, if the Company has previously furnished or made available copies thereof or (ii) during any period following written notice by the Company to such Holder of an event described in Section 4(f) or 4(g).

                  (b) To the extent permitted by law, each Holder who is named in such Registration Statement as a selling shareholder, acting severally and not jointly, shall indemnify and hold harmless the Company, the officers, directors, employees, agents and representatives of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the 1934 Act, against any Losses to the extent (and only to the extent)



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that any such Losses are based upon and in conformity  with written  information furnished by such Holder expressly for use in such Registration Statement; and such Holder will reimburse any legal or other expenses as reasonably incurred by the Company and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 6(b) exceed the net proceeds resulting from the sale of the Registrable Securities sold by such Holder under the Registration Statement.

                  (c) Promptly after receipt by an indemnified  party under this
Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel for all indemnified parties to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 with respect to such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6 or with respect to any other action unless the indemnifying party is materially prejudiced as a result of not receiving such notice.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree, severally and not jointly, to contribute to the aggregate Losses to which the Company or such Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Company and such Holder in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall such Holder be responsible for any amount in excess of the proceeds resulting from the sale of the Registrable Securities sold by it under the Registration Statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by such Holder. The Company and each Holder agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The  obligations of the Company and each Holder under this
Section 6 shall survive the conversion of the Debentures in full, the completion of any offering of Registrable Securities pursuant to a Registration Statement under this Agreement, or otherwise.

         7.       REPORTS.

                  With a view to making available to each Holder the benefits of Rule 144 under the Securities Act ("Rule 144") and any other similar rule or regulation of the Commission that may at any time permit such Holder to sell securities of the Company to the public without registration, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act; and

                  (c) furnish to such Holder, so long as such Holder owns any Registrable Securities, forthwith upon written request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the 1934 Act, (ii) to the extent not publicly available through the Commission's EDGAR database, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing such Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration.

         8.       MISCELLANEOUS.

                  (a) Expenses of Registration.  All reasonable expenses,  other than underwriting discounts and commissions and fees and expenses of counsel to each Holder, incurred in connection with the registrations, filings or qualifications described herein, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, the fees and disbursements of counsel for the Company, and the fees and disbursements incurred in connection with the opinion and letter described in paragraph 4(h) hereof, shall be borne by the Company.

                  (b) Amendment; Waiver. Any provision of this Agreement may be amended or waived only pursuant to a written instrument executed by the Company and the Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (c) Notices. Any notice, demand or request required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) on a Business Day when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on such Business Day,
(ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

                  If to the Company:

                  I-Trax, Inc.
                  One Logan Square
                  130 N. 18th Street, Suite 2615
                  Philadelphia, Pennsylvania 19103
                  Attn:    Frank A. Martin
                  Tel: (215) 557-7488
                  Fax: (215) 557-7820

                  With a copy to:

                  I-Trax, Inc.
                  One Logan Square
                  130 N. 18th Street, Suite 2615
                  Philadelphia, Pennsylvania 19103
                  Attn:  Yuri Rozenfeld, Esq.
                  Tel:  (215) 557-7488
                  Fax:  (215) 557-7820

                  And to:

                  Ballard Spahr Andrews & Ingersoll, LLP
                  1735 Market Street, 51st Floor
                  Philadelphia, Pennsylvania 19103
                  Attn:    Gerald J. Guarcini, Esq.
                  Tel:     (215) 864-8625
                  Fax:     (215) 864-8999

and if to a Holder, to such address as shall be designated by such Holder in writing to the Company.

                  (d) Assignment. Upon the transfer of a Debenture (or part thereof) or Registrable Securities by a Holder, the rights of such Holder hereunder with respect to the Debenture (or part thereof) or securities so transferred shall be assigned automatically to the transferee thereof as long as: (i) the Company is, within a reasonable period of time following such transfer, furnished with written notice of the name and address of such transferee, (ii) the transferee agrees in writing with the Company to be bound by all of the provisions hereof, (iii) the transferee is not a direct competitor of the Company and (iv) such transfer is made in accordance with the applicable requirements of the Purchase Agreement; provided, however, that the registration rights granted in this Agreement shall not be transferred to any person or entity that receives a Debenture or Registrable Securities pursuant to an effective registration statement under the Securities Act or pursuant to a transaction under Rule 144 or any successor provision thereto.

                  (e) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission.

                  (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws provisions thereof.

                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.




I-TRAX, INC.


By:  /s/ Frank A. Martin
    ----------------------
     Name: Frank A. Martin
     Title: Chairman & CEO


PALLADIN OPPORTUNITY FUND LLC


By: /s/ Robert L. Chender
    ----------------------
     Name: Robert L. Chender
     Title: Manager
















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